Exhibit 99.1

2014 ANNUAL MEETING

May 27, 2014

FORWARD LOOKING STATEMENTS

Outlooks, projections, estimates, targets and business plans in this presentation or any related subsequent discussions are forward-looking statements. Actual future results, including TransAtlantic Petroleum Ltd.’s own production growth and mix; financial results; the amount and mix of capital expenditures; resource additions and recoveries; finding and development costs; project and drilling plans, timing, costs, and capacities; revenue enhancements and cost efficiencies; industry margins; margin enhancements and integration benefits; and the impact of technology could differ materially due to a number of factors. These include market prices for natural gas, natural gas liquids and oil products; estimates of reserves and economic assumptions; the ability to produce and transport natural gas, natural gas liquids and oil; the results of exploration and development drilling and related activities; economic conditions in the countries and provinces in which we carry on business, especially economic slowdowns; actions by governmental authorities, receipt of required approvals, increases in taxes, legislative and regulatory initiatives relating to fracture stimulation activities, changes in environmental and other regulations, and renegotiations of contracts; political uncertainty, including actions by insurgent groups or other conflict; the negotiation and closing of material contracts; shortages of drilling rigs, equipment or oilfield services; and other factors discussed here and under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2013 which is available on our website at www.transatlanticpetroleum.com and www.sec.gov. See also TransAtlantic’s audited financial statements and the accompanying management discussion and analysis. Forward-looking statements are based on management’s knowledge and reasonable expectations on the date hereof, and we assume no duty to update these statements as of any future date.

The information set forth in this presentation does not constitute an offer, solicitation or recommendation to sell or an offer to buy any securities of the Company. The information published herein is provided for informational purposes only. The Company makes no representation that the information and opinions expressed herein are accurate, complete or current. The information contained herein is current as of the date hereof, but may become outdated or subsequently may change. Nothing contained herein constitutes financial, legal, tax, or other advice.

The SEC has generally permitted oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We may use the terms “estimated ultimate recovery,” “EUR,” “probable,” “possible,” and “non-proven” reserves, “prospective resources” or “upside” or other descriptions of volumes of resources or reserves potentially recoverable through additional drilling or recovery techniques that the SEC’s guidelines may prohibit us from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of actually being realized by the Company. There is no certainty that any portion of estimated prospective resources will be discovered. If discovered, there is no certainty that it will be commercially viable to produce any portion of the estimated prospective resources.

Note on Possible Reserves: possible reserves are those additional reserves that are less certain to be recovered than probably reserves. There is a 10% probability that the quantities actually recovered will equal or exceed the sum of proved plus probable plus possible reserves.

Note on BOE: BOE (barrel of oil equivalent) is derived by converting natural gas to oil in the ratio of six thousand cubic feet (Mcf) of natural gas to one barrel (bbl) of oil. BOE may be misleading, particularly if used in isolation. A BOE conversion ratio of 6 Mcf:1 bbl is based on an energy equivalency conversion method primarily applicable at the burner tip and does not represent a value equivalency at the wellhead.

Cover Photo: Bahar-2ST well in southeastern Turkey.

2

INTRODUCTION

N. Malone Mitchell 3rd

Chairman & CEO

3

NEW PRESIDENT AND COO

TRACK RECORD OF GROWTH

Led Longfellow Energy to 98% production growth and 202% reserves growth in 2013

Todd C. Dutton, President

37 years of industry experience

President, Longfellow Energy since 2007

Primary responsibility: Originate and develop oil and gas projects

Previous experience: Texas Pacific Oil Company, Coquina Oil Corp., BEREXCO INC., Riata Energy

B.B.A. in Petroleum Land Management, University of Oklahoma

Certified Professional Landman (AAPL)

James R. Huling, COO

29 years of industry experience

COO, Longfellow Energy since 2012

Engineering Manager, Riata Energy 1993-1997

Primary responsibility: Reservoir engineering, drilling, completion and production operations

Previous experience: Kerr-McGee Corporation, Encore Acquisition Company, Ovation Energy Partners, Kiamichi Energy Corporation (founder)

B.S. in Petroleum Engineering, University of Oklahoma

SELMO EXTENTION APPROVED AND PRODUCTION INCREASING

Received 10-year extension on Şelmo production lease from General Directorate of Petroleum Affairs of the Republic of Turkey

– Term extended until June 1, 2025

Net sales are currently ~5,300 BOEPD due to production increases in Şelmo and Arpatepe fields

– Comprised of 3,850 BOPD and 8.8 MMCFPD

Şelmo-54H1 well in southeastern Turkey, spudded April 30, 2014.

EXPECT NEW 3D SEISMIC TO IMPROVE TARGETING IN TURKEY

In the past year, we shot more than 1,000 km2 (386 miles2) of new 3D seismic in Turkey

Selecting well locations in southeastern Turkey based on new seismic

Currently drilling two Bahar wells with improved data

Bahar-2ST well in southeastern Turkey, spudded March 12, 2014 based on evaluation of newly acquired 3D seismic.

TARGETS ARE IN AREAS OF KNOWN PRODUCTION

(26 MMBo produced)

(110 Bcf produced)

Natural Gas

13.8 BCF Proved Reserves (19% YE13)

BULGARIAN JURASSIC OILFIELDS

KOYNARE PRODUCTION CONCESSION

CHIREN GAS FIELD SOFIA BULGARIA NORTH CENTRAL SOUTH TEKIRDAG ISTANBUL ANKARA THRACE BASIN TURKEY GAZIANTEP DIYARBAKIR MOLLA SELMO SOUTHEAST BASIN

10.4 MMCFPD Production (37% 1Q14)

Crude Oil

200 kilometers 9.9 MMBOE Proved Reserves 125 miles (81% YE13) 2,889 BOPD Production (63% 1Q14)

Note: Production is average for 1Q14. Proved reserves are DeGolyer and MacNaughton as of 12/31/2013, based on $102.07/barrel and $9.92/Mcf. 7

OPERATING AND FINANCIAL HIGHLIGHTS

Results for three months ended: 6/30/2013 9/30/2013 12/31/2013 3/31/2014

Net Sales

Oil (BBLD) 2,527 2,500 2,533 2,889 Natural Gas (MCFD) 8,967 9,435 11,174 10,378

BOED 4,022 4,076 4,391 4,622

% Oil 63% 61% 58% 63%

Unhedged Prices

Oil (BBL) $94.13 $103.04 $104.04 $97.05 Natural Gas (MCF) 9.57 9.16 8.93 8.30

Average Netback

BOED $72.52 $73.67 $71.57 $70.59

Financial (US $MM)

EBITDAX(1) $17.2 $19.9 $20.9 $21.9

Net income(1) 2.9 (4.8) (14.4) 4.0 Capital Expenditures (incl. seismic) 28.9 34.2 31.6 26.1 Net debt 23.8 37.5 56.9 59.8

(1) EBITDAX and net income are for continuing operations.

OPERATIONS REVIEW

Ian J. Delahunty

President

THREE-PART STRATEGY UNDERWAY TO INCREASE PRODUCTION AND CASH FLOW IN TURKEY

Molla Area Drilling Program (Southeast, Oil)

Acquired 800 km2 of 3D seismic over Molla area and interpreted Bahar field

Recently spudded two Bahar wells using new data

Anticipate drilling several vertical Bahar wells to confirm geology

Şelmo Field Redevelopment (Southeast, Oil)

Remodeled field using 3D seismic and increased well control, identified undepleted fault blocks

Recent success of horizontal drilling in southeastern, less developed portion of field

Waterflood and polymer injection pilot tests in progress

Thrace Basin Development (Northwest, Natural Gas)

Successfully completed four horizontal wells into Teslimkoy and Mezardere formations; monitoring results in preparation to drill additional horizontal wells

Acquired 234 km2 of 3D seismic over OsmanlI area in southern Thrace Basin; interpreting presently

Expect to drill conventional vertical wells based on seismic

ESTIMATED 2014 PRODUCTION GROWTH

Q3-Q4 2014 Estimates

Molla Area Şelmo Area Thrace Area

Current Natural Drilling Waterflood Natural Drilling Waterflood Natural Drilling 2014 Year-End BOEPD Net Sales Decline Program Pilot Decline Program & Polymer Decline Program Exit Rate

Pilots Net Sales 8,000

7,000

Guidance range: 1,000 420 6,000 – 6,500 BOEPD

6,000 excluded BOEPD 6,300 BOPD from forecast

1,150 (450) or 2.5 BOEPD excluded BOEPD MMCFPD

5,000 BOPD (525) from forecast

BOPD or (2.7)

4,800 (70)

MMCFPD

4,000 BOEPD BOPD

3,000 2,000 1,000

Note: Estimates do not include production from Bulgaria.

CONSERVATIVE PRODUCTION FORECAST

GUIDANCE ASSUMPTIONS FOR 2014

Estimated results for the remainder of 2014 are based on conservative risking:

Estimated

Actual Targeted Production

Basin Well Type Analog Analog Well Reserves Guidance (Net IP) (Risked)

Molla Area Bahar Vertical Proved/Probable 250 BOPD 500 BOPD Bahar-1 Arpatepe Vertical Proved 0 BOPD 165 BOPD Arpatepe-7 Şelmo Field Şelmo MSD Horizontal Proved/Probable 250 BOPD 200-700 BOPD Current average of 7 most recent: 295 BOPD Thrace Basin Thrace Horizontal Proved 1.5 MMCFPD 2.0-2.5 30-day IP of 4 most MMCFPD recent: 2.1 MMCFPD

MOLLA AREA GROWTH PLAN

Q3-Q4 2014 Estimates

Molla Area Şelmo Area Thrace Area

Current Natural Drilling Waterflood Natural Drilling Waterflood Natural Drilling 2014 Year-End BOEPD Net Sales Decline Program Pilot Decline Program & Polymer Decline Program Exit Rate

Pilots Net Sales 8,000

7,000

Guidance range: 1,000 420 6,000 – 6,500 BOEPD

6,000 excluded BOEPD 6,300 BOPD from forecast

1,150 excluded (450) or 2.5 BOEPD

5,000 BOPD from forecast (525) BOEPD MMCFPD BOPD or (2.7)

4,800 (70)

MMCFPD

4,000 BOEPD BOPD

3,000 2,000 1,000

Reserve Category 2014 Capex Plans

Proved $6.0 MM

Probable 24.3 MM

Possible - - MM

Exploration 7.3 MM

Facilities 3.2 MM

Seismic 3.0 MM

Total $43.8 MM

Note: Estimates do not include production from Bulgaria.

Molla Area Commentary

Targeting formations with multi-well program based on newly acquired 3D seismic; expect seismic to mitigate exploration risk and increase success of multiple reservoir development

Expect Bahar and Göksu wells to increase production and add new reserves in the Molla area

Drilling exploration wells in Idil and Arpatepe licenses with JV partners

MOLLA AREA, SOUTHEASTERN TURKEY EIGHT WELLS SPUDDED YEAR-TO-DATE

Perenco’s Kastel Field

(EUR 15 MMBO)

Şelmo Field Drilled 5

Bahar Field

Spudded 2

BatI Raman Field

Largest oil field in Turkey

Drilled 1

Idil Prospects Göksu Molla Arpatepe Field Field Field

Bakuk Field

MOLLA AREA: BAHAR AND GÖKSU FIELDS

SOUTHEASTERN TURKEY, OIL, 100% WI

Bahar, Göksu fields are in the sweet spot of southeastern Turkey; contain very few wells

Currently drilling vertical Bahar wells; based on results, drill additional vertical or horizontal wells

Göksu 3D seismic is being processed; expect to drill horizontal wells based on seismic

Bahar-2ST operations in southeastern Turkey; spudded March 12, 2014 based on evaluation of newly acquired 3D seismic. Bahar-3 well site preparation in southeastern Turkey; spudded May 16, 2014.

MOLLA AREA: BAHAR FIELD DEVELOPMENT PLAN

SOUTHEASTERN TURKEY, OIL, 100% WI

Initial five wells will be vertical in order to de-risk the geology of the Bahar structure

Top Bedinan Structure (10,000’)

1 kilometer

MOLLA AREA: BAHAR FIELD DEVELOPMENT PLAN

SOUTHEASTERN TURKEY, OIL, 100% WI

Vertical wells will produce from both the Bedinan and Hazro formations

Top Hazro F4 Structure (8,700’)

1 kilometer

ŞELMO FIELD GROWTH PLAN

Q3-Q4 2014 Estimates

Molla Area Şelmo Area Thrace Area

Current Natural Drilling Waterflood Natural Drilling Waterflood Natural Drilling 2014 Year-End BOEPD Net Sales Decline Program Pilot Decline Program & Polymer Decline Program Exit Rate

Pilots Net Sales 8,000

7,000

Guidance range: 1,000 420 6,000 – 6,500 BOEPD

6,000 excluded BOEPD 6,300 BOPD from forecast

1,150 excluded (450) or 2.5 BOEPD

5,000 BOPD from forecast (525) BOEPD MMCFPD BOPD or (2.7)

4,800 (70)

MMCFPD

4,000 BOEPD BOPD

3,000 2,000 1,000

Reserve Category 2014 Capex Plans

Proved $27.0 MM

Probable - - MM

Possible - - MM

Exploration 4.0 MM

Facilities 1.0 MM

Seismic - - MM

Total $32.0 MM

Note: Estimates do not include production from Bulgaria.

Şelmo Field Commentary

Drilling horizontal wells in the Middle Sinan Dolomite (MSD) to increase production

Recent success in underdeveloped southeastern portion of field

Waterflood and polymer injection could increase recovery factor in the field (currently estimate ~12% field recovery)

PILOT PROJECTS TO INCREASE OIL RECOVERY

SOUTHEASTERN TURKEY

Pilot Project Status

Şelmo field waterflood

- Converted two wells to injectors in 1H 2014

- Injected more than 70,000 barrels of water to date

Şelmo field polymer injection

- Completed five well pilot program

- Four of five wells resulted in higher oil production

- 20+ candidates for polymer injection in the field

Arpatepe field waterflood

- Currently in planning stage

Workover operations in the Şelmo field in southeastern Turkey.

ŞELMO FIELD DEVELOPMENT PLAN

SOUTHEASTERN TURKEY, OIL, 100% WI

Şelmo development is focused on increasing the recovery of the field; converting probable and possible reserves into proved reserves

Recent successes in southeastern portion of the field, lowest well concentration

ŞELMO FIELD DEVELOPMENT PLAN

SOUTHEASTERN TURKEY, OIL, 100% WI

Changing well orientation in the Şelmo field to lower well costs and increase production

Rather than drilling perpendicular to faults, drill parallel to faults

Drilling parallel to faults decreases the risk of wellbore instability and improves the ability to stay in target zone

Drilling Perpendicular to Faults

Drilling Parallel to Faults

ŞELMO FIELD DEVELOPMENT PLAN

SOUTHEASTERN TURKEY, OIL, 100% WI

Commenced secondary recovery in Şelmo in 1Q 2014 to increase field recovery

Plan to convert at least four wells to injection in 2014 as pilot test

Şelmo Field Waterflood Conversions

2014 MSD 2014 LSD 2015 MSD 2016 MSD 2017 MSD

Converted to Injectors in 1H 2014 22

ŞELMO FIELD DEVELOPMENT PLAN

SOUTHEASTERN TURKEY, OIL, 100% WI

Initiated polymer injection in Şelmo in 1Q 2014 to increase oil production

Initial five wells added ~250 BOPD for a total cost $1 million

Following observation period, approximately 20 additional well candidates for polymer injection

One month after injection, average net oil increase remains at ~250 BOPD

BOPD BOPD

Well Delta Pre-Injection Post-Injection

Şelmo well 1 0 139 +139 BOPD Şelmo well 2 10 66 +56 BOPD

Şelmo well 3 0 59 +59 BOPD

Şelmo well 4 8 30 +21 BOPD Şelmo well 5 52 23 -29 BOPD Total 70 317 +247 BOPD

THRACE BASIN GROWTH PLAN

Q3-Q4 2014 Estimates

Molla Area Şelmo Area Thrace Area

Current Natural Drilling Waterflood Natural Drilling Waterflood Natural Drilling 2014 Year-End BOEPD Net Sales Decline Program Pilot Decline Program & Polymer Decline Program Exit Rate

Pilots Net Sales 8,000

7,000

Guidance range: 1,000 420 6,000 – 6,500 BOEPD

6,000 excluded BOEPD 6,300 BOPD from forecast

1,150 excluded (450) or 2.5 BOEPD

5,000 BOPD from forecast (525) BOEPD MMCFPD BOPD or (2.7)

4,800 (70)

MMCFPD

4,000 BOEPD BOPD

3,000 2,000 1,000

Reserve Category 2014 Capex Plans Thrace Basin Commentary Proved $6.0 MM

Targeting natural gas with horizontal drilling into Teslimkoy and Probable 0.5 MM Mezardere formations Possible - - MM

Expect newly acquired OsmanlI 3D seismic to delineate a series of Exploration 1.8 MM conventional, vertical appraisal wells in the southern Thrace Basin Facilities - - MM

Underspending on natural gas development due to higher returns on oil Seismic - - MM

Total $8.3 MM

Note: Estimates do not include production from Bulgaria.

THRACE BASIN DEVELOPMENT PLAN

NORTHWESTERN TURKEY, NATURAL GAS, 41.5% WI

Future proved reserves potential from horizontal drilling of tight gas in the Mezardere and Teslimkoy formations; applying multi-stage completion technology

Drilled two Teslimkoy horizontal wells in 2013; avg 30-day IP 2.5 MMCFPD; EUR 1.0 BCF

Drilled two Mezardere horizontal wells year-to-date; average 30-day IP 1.7 MMCFPD

Teslimkoy Structure Map (BSL-m)

541000 542000 543000 544000 4538000 4539000 4540000 4538000 4539000 4540000

820 -860 200 400m 1:10240 -870 -850 -840 -830 -880 -820 TDR-14 TDR-4 BTD-1 BTD-2 D DTD-13 TSK-1 TDR-5H

3 New Drill New Drill Location Locations

4 New Drill BTD-4H

2

Location

1 BTD-5H

Horizontal Producing New Well Horizontal Trajectory (Teslimkoy)

THRACE BASIN DEVELOPMENT PLAN

NORTHWESTERN TURKEY, NATURAL GAS, 41.5% WI

Drilled two horizontal wells in 1Q 2014: BTD-2H IP of 2MMCFPD; TDR-11H IP of 2MMCFPD (additional cleanouts in process)

Potential to drill 2-4 Mezardere horizontals, 3-5 Teslimkoy horizontals based on well results and observation

Drilling the BTD-2H1 in the Thrace Basin in northwestern Turkey.

Gas flare in the Thrace Basin in northwestern Turkey.

THRACE BASIN DEVELOPMENT PLAN

NORTHWESTERN TURKEY, NATURAL GAS, 41.5% WI

Shot 234 km2 (90 miles2) of new 3D seismic in the OsmanlI area of the southern Thrace Basin

Planning a campaign for conventional, vertical appraisal wells to begin summer 2014

Prospect-1 Prospect-6

Prospect-2

Prospect-3 Prospect-4 Prospect-5

BULGARIA EXPLORATION

NATURAL GAS, 50% WI

Bulgaria Well Status

Deventci-R2 tested at ~2MMCFPD with condensates after perforation

Currently performing a build-up pressure test of the well

Expect to request approval to acidize the well; this is the historical method of stimulating wells in Bulgaria

Deventci-R2 well in Bulgaria.

2014 CAPEX ALLOCATION

$MM Net Proved Probable Possible Exploration Facilities Seismic Total Capex Şelmo 27.0 - 4.0 1.0 .-$32.0 Thrace 6.0 0.5-1.8 - $8.3 Molla 6.0 24.3-7.3 3.2 3.0 $43.8 Other 1.8 - 2.1 0.5-$4.4 Total Capex $40.8 $24.8-$15.2 $4.7 $3.0 $88.5

Bahar-1 well on production in southeastern Turkey. Şelmo Field in southeastern Turkey.

Note: Budget is subject to review and revision by TransAtlantic’s board of directors. The Company will adjust its 2014 capital expenditures based on pending 3D seismic interpretation and drilling results. Actual expenditures are likely to deviate from the initial plan according to seismic interpretation, drilling results, commodity prices and cash flow.

2014 PLANNED DRILL WELLS

Expected year-end production rate is 6,000 – 6,500 BOED

2014

Molla Arpatepe Selmo Thrace

Expected Total Area Field Field Basin Well Counts

Horizontal 7 – 10 – 9 – 11 6 – 10 23 – 33

Vertical 2 – 4 1 – 2 – 8 – 12 10 – 16

Total

9 – 14 1 – 2

9 – 11 14 – 22

33 – 49

Note: Budget is subject to review and revision by TransAtlantic’s board of directors. The Company will adjust its 2014 capital expenditures based on pending 3D seismic interpretation and drilling results. Actual expenditures are likely to deviate from the initial plan according to seismic interpretation, drilling results, commodity prices and cash flow. Bulgaria capital expenditures are pending results from the Deventci-R2 well. Well counts are based on spud dates.

Drilling rig on location in the Thrace Basin.

CONCLUDING REMARKS

N. Malone Mitchell 3rd

Chairman & CEO

CONCLUSIONS

Focused on targeted drilling with the use of newly acquired 3D seismic

Secondary recovery on legacy Şelmo field expected to increase recovery

Year-end 2014 exit rate guidance based on conservative estimates

Expect continuity with new senior management

NET PRESENT VALUE OF RESERVES PER SHARE

Reserves as of 12/31/2013 Discounted at:

$US/Share

37.4 MM total shares at 12/31/2013 0% 10%

PDP $11.68 $8.76 PDNP $1.44 $0.99 PUD $8.81 $6.12

Total 1P Reserves $21.93 $15.87

Note: Proved reserves are DeGolyer and MacNaughton as of 12/31/2013, based on $102.07/barrel and $9.92/Mcf. Share count adjusted for 1-for-10 reverse stock split, which was effective on March 6, 2014.

CONTACTS

Taylor C. Beach Wil F. Saqueton

Director of Investor Relations VP & CFO (214) 265-4746 (214) 220-4323

Taylor.Beach@tapcor.com www.TransAtlanticPetroleum.com